Exhibit 99.4

DATA SHARING AND LICENSE AGREEMENT

THIS DATA SHARING AND LICENSE AGREEMENT (the “Agreement”) is made as of this 31st day of March, 2009 (the “Effective Date”), by and among The First Marblehead Corporation, a Delaware corporation (“FMC”), and VCG Owners Trust, a Delaware statutory trust (the “Owner”);

WHEREAS, the Owner is the owner of the Trust Certificate (as defined herein) in NC Residuals Owners Trust, a Delaware statutory trust (the “Company”) formed by the conversion of GATE Holdings, Inc., a Delaware corporation, effective March 31, 2009;

WHEREAS, the Company is the owner or beneficial owner (through NC Owners LLC, (formerly known as The National Collegiate Funding LLC)) of certain certificates of beneficial ownership interests (the “Residuals”) in the NCSLT Trusts and each of those NCSLT Trusts owns a portfolio of private credit student loans (the “Student Loans”); and

WHEREAS, as part of the consideration for the sale of the Residuals to Owner pursuant to that certain Purchase Agreement among FMC, Owner and VCG Securities LLC, a Florida limited liability company, dated as of March 31, 2009 (the “Purchase Agreement”), FMC desires to obtain, and Owner has agreed to share and license, certain Student Loan data with the NPPI removed, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, and other good and valuable consideration, it is hereby agreed as follows:

1.                                      Definitions.

1.1                                 “Applicable Law” means as of the time of reference, (i) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances and including the Privacy Requirements); (ii) all other applicable requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body having jurisdiction; and (iii) all other applicable judicial and administrative judgments, orders, stipulations awards, writs and injunctions.

1.2                                 “Asset Services Agreement” means that certain Asset Services Agreement by and among FMC, First Marblehead Education Resources, Inc., a Delaware corporation, and Owner dated as of March 31, 2009.

1.3                                 “Borrower” means the person, or all persons collectively, including all students, cosigners, co-borrowers, guarantors, endorsers, and accommodation parties, who have executed a promissory note or credit agreement individually or, in the case of multiple borrowers, severally and jointly, on a Student Loan.

1.4                                 “Borrower Information” means (a) NPPI; and (b) any personally identifiable information or records in any form (oral, written, graphic, electronic, machine-readable, or otherwise) relating to a Borrower, including, but not limited to: a Borrower’s name, address, telephone number, social security number, e-mail address, account number, loan payment or transactional account history, account status; and the fact that the Borrower has a relationship with Owner.  “Borrower Information” does not include: (c) information lawfully received by FMC or any of its affiliates in any capacity other than under this Agreement (e.g., as prior owner of the Student Loans, as an affiliate of such owner, or as an administrator of the NCSLT Trusts), or (d) “Deidentified Data” as defined herein.

1.5                                 “Deidentified Data” means all data related to or derived from the Student Loan or collected by the Student Loan servicers in servicing the Student Loans, from which has been redacted the Borrower name, address, social security number, e-mail address, account number, and any other data that would identify the Borrower as an individual.

1.6                                 “Privacy Requirements” means (a) Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq.; (b) federal regulations implementing such act and codified at 16 C.F.R. Part 313; (c) Interagency Guidelines; and (d) other applicable federal laws, rules, regulations, and orders relating to the privacy and security of Borrower Information.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement or the Asset Services Agreement, as applicable.

2.                                      Data Delivery; License.

2.1                                 Retention of Data Rights; Delivery of Updates.  FMC is currently in possession of multiple databases drawn from and relating to the Student Loans, including, without limitation, a database consisting of Deidentified Data (the “Deidentified Database”).  Nothing in this Agreement or in the Purchase Agreement shall affect or inhibit FMC’s existing rights to retain and use all such Student Loan data for any and all lawful purposes.  FMC desires to purchase from Owner a license to obtain monthly updates to all Deidentified Data  (the “Updates”).  The Updates shall be processed by a third-party data processor (the “Update Vendor”), at FMC’s sole cost and expense.  Owner, or the administrator of the NCSLT Trusts on Owner’s behalf,  shall send to the Update Vendor all monthly reports provided by the servicers of the Student Loans.   The Update Vendor will render the information contained in the report “Deidentified Data”, associate it with FMC’s Deidentified Database, and deliver the Update information to FMC.  FMC designates First Marblehead Education Resources, Inc. as the initial Update Vendor.  FMC shall be responsible for compliance by the Update Vendor with all Applicable Law.  Any replacement Update Vendor is subject to the approval of Owner, such approval not to be unreasonably withheld; provided that all costs and expenses associated with such replacement Update Vendor shall be borne by FMC.

2.2                                 Data License. Notwithstanding any other provision or requirement of the Asset Services Agreement or the Purchase Agreement, FMC may, provided that it is in compliance with Applicable Law, create, use and disclose, in any manner it deems necessary, any data received pursuant to this Agreement or statistical abstracts of such data, with any NPPI removed.  In return for payment by FMC to Owner of a one-time license fee of $750,000, the Owner hereby grants to FMC a limited, exclusive, irrevocable, perpetual license to retain and use the Updates for any lawful purpose.  The license created hereunder is perpetual and shall survive termination of the Asset Services Agreement or this Agreement for any reason.

2.3                                 Lawful Use Only. FMC covenants and agrees that it shall only use the Updates for lawful purposes, and subject to all restrictions on receipt or use of data under any Applicable Law. Owner agrees that it will not adopt, and will not cause the NCSLT Trusts to adopt, a privacy policy with respect to Student Loans that would materially restrict FMC’s rights to receive and use Updates, except as otherwise required by law.  This Section shall survive the termination of this Agreement.

2.4                                 Indemnification.  FMC shall indemnify and hold harmless Owner, its officers, directors, agents, successor and assigns (“Owner Indemnified Parties”) from and against all loss, cost, damage and expense (including, without limitation, reasonable attorneys fees) arising out of any claims by any third party that the use or disclosure by the Update Vendor or FMC (or by anyone who receives data from FMC) of any data received by FMC under this Agreement violates Applicable Law.  The indemnification procedures set forth in Section 8.4 of the Purchase Agreement are hereby incorporated by reference.  This Section shall survive the termination of this Agreement.

2.5                                 In further consideration of the license fee paid pursuant to Section 2.2, Owner agrees and covenants that it shall (i) neither use nor disclose Borrower Information or Deidentified Data for any purpose resulting in a competitive harm to, or otherwise adversely affecting the business of, FMC and its affiliates and (ii) not cause the removal of First Marblehead Data Services, Inc. as administrator of the NCSLT Trusts without the prior written consent of FMC, except to the extent required by the indenture trustee under any of the indentures or under any of the administration agreements to which any of the NCSLT Trusts is a party.  For the avoidance of doubt, disclosure of Borrower Information or Deidentified Data in connection with a Financing shall not be deemed to result in competitive harm to Seller.

3.                                      Term and Termination.

Owner may terminate this Agreement upon delivery of 180 days prior notice to FMC, if and only if FMC or Update Vendor materially breaches this Agreement.  It shall be considered a material breach if FMC or Update Vendor fails to comply with Applicable Law only if: (a) such failure would, in the reasonable judgment of Owner, have a material adverse effect upon the business or assets of Owner, and (b) following written notice to FMC of such breach or failure, FMC fails thereafter to cure such breach within 60 days.  Unless sooner terminated pursuant to the foregoing sentence, this Agreement shall continue until the earlier of (i) the date the Cash Flows equal zero or (ii) a term of twenty-five (25) years from the date of this Agreement.

4.                                      Bankruptcy.

All rights and licenses granted pursuant to this Agreement by Owner to FMC are, for all purposes of Section 365(n) of Title 11 of the United States Code (the “Bankruptcy Code”), licenses of rights to “intellectual property,” within the meaning of the Bankruptcy Code.  Owner agrees that FMC, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under Section 365(n) of the Bankruptcy Code.  In the event that a case under the Bankruptcy Code is commenced by or against Owner, Owner agrees that it will not (a) terminate or reject this Agreement or (b) assign or sell the intellectual property licensed hereunder without FMC’s written consent.  All rights, powers and remedies of FMC provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity in the event of the commencement of a case under the Bankruptcy Code by or against Owner.  The parties further agree that they intend the foregoing rights to extend to the maximum extent permitted by law, including the right to continue to receive and access the Updates and, to the extent Updates are incorporated therein, the Deidentified Database.

5.                                      Miscellaneous.

5.1                                 Covenant of Further Assurances.  The parties hereto covenant and agree that they shall execute and deliver any and all additional writings, instruments and other documents and shall take such further action as shall be reasonably required in order to effectuate the intent, terms and purposes of this Agreement, including without limitation Sections 2.1, 2.2 and 5.9 hereof.

5.2                                 Amendment and Waivers.  This Agreement may be amended or waived only by a writing signed by both parties, and then such consent shall be effective only in the specific instance and for the specific purpose for which given.

5.3                                 Notices.  All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally or sent by telecopy, or when mailed, if sent by registered or certified mail, return receipt requested, postage prepaid.

to the Owner at:

VCG Owners Trust

407 SE 1st Street

Delray Beach, Florida 33483

Attention: Eric Rosenfield

with a copy to:

Reed Smith LLP

599 Lexington Avenue

22nd Floor

New York, NY 10022

Attention: James C. McCarroll

to FMC at:

The First Marblehead Corporation
The Prudential Tower

800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attention:  Corporate Law Department

with a  copy to:

Sonnenschein Nath & Rosenthal LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Lauris G.L. Rall

or at such other address as any party shall have specified by notice in writing to the others.

5.4                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without giving effect to conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

5.5                                 Execution in Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

5.6                                 Entire Agreement.  This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

5.7                                 Section Headings.  The section headings contained herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

5.8                                 Severability.  Any section, clause, sentence, provision, subparagraph or paragraph of this Agreement held by a court of competent jurisdiction to be invalid, illegal, unenforceable or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but the effect thereof shall be confined to the section, clause, sentence, provision, subparagraph or paragraph so held to be invalid, illegal, unenforceable or ineffective.  In the event of any such determination affecting any of Sections 2.1, 2.2 or 5.9 hereof, the parties agree to negotiate in good faith to modify this Agreement to the limited extent necessary to restore the original intent and purpose of those Sections.

5.9                                 Equitable Relief.

(a)                                  The parties agree that any breach of the provisions of this Agreement by Owner will cause not only financial harm, but also substantial and irreparable harm to FMC, such that money damages will not provide an adequate remedy for such harm.  In the event of any such breach, in addition to any other rights and remedies it may have, FMC shall be entitled to (i) an injunction or injunctions (without the necessity of posting any bond or surety) immediately restraining Owner from disclosing, transferring or using, in whole or in part, any Borrower Information or Deidentified Data for any purpose whatsoever pending final disposition of the claim of breach (“Breach”), (ii) specific performance (without the necessity of posting any bond or surety) of the covenants of Owner set forth in Section 2.5 of this Agreement pending final disposition of the Breach, and (iii) upon obtaining a final non-appealable judgment in favor of FMC as to such Breach (a “Judgment”), specific performance of all of the covenants, agreements and obligations of Owner set forth in Section 5.9(b) below.  The parties agree that the provisions of this Agreement are necessary for the protection of the business and goodwill of FMC and are considered by Owner to be reasonable for such purpose.

(b)                                 In the event that a Judgment has been obtained , in addition to any other rights and remedies FMC may have, Owner (i) agrees that neither Owner nor any of its Affiliates shall disclose, transfer or use, in whole or in part, any Borrower Information or Deidentified Data for any purpose whatsoever without the prior written consent of FMC, (ii) agrees that neither Owner nor any of its Affiliates shall cause the removal of First Marblehead Data Services, Inc. as administrator of the NCSLT Trusts, without the prior written consent of FMC, except to the extent required by the indenture trustee under any of the indentures or any of the administration agreements to which any of the NCSLT Trusts is a party, (iii) agrees that (A) immediately prior to such Breach, Owner and each of its Affiliates shall be deemed to have assigned, conveyed, transferred and granted to FMC all of their right, title and interest in and to the Borrower Information and Deidentified Data, including, without limitation, all such Borrower Information and Deidentified Data that comes into existence after the date of Breach, and agree that thereafter all rights to Borrower Information and Deidentified Data shall revert to and be vested in FMC, (B) FMC, and not Owner or any of its Affiliates, shall be immediately treated as the sole owner of Borrower Information and Deidentified Data to the maximum extent permitted under all Applicable Law, including but not limited to the Graham Leech Bliley Act and other data privacy and security statutes, following the date of such Breach, (C) for the sole purpose of consummating the transfer described in clause (A) of this subsection (iii), FMC is granted a power of attorney to act on behalf of Owner and each of its Affiliates to assign, transfer, convey and grant such rights to FMC, which power is coupled with an interest, the value of which is hereby acknowledged by all of the parties and (D) each of Owner and its Affiliates shall promptly send to Advisor in electronically readable format all copies of all Borrower Information and Deidentified Data and shall, at the request of Advisor, destroy (and certify the destruction of) such Borrower Information and Deidentified Data (other than Deidentified Data in the form of servicer reports or other information provided to the holders of securities of the NCSLT Trusts, which Owner shall be entitled to retain and use as it sees fit) by (Y) burning, pulverizing or shredding of papers containing Borrower Information or Deidentified Data so that the Borrower Information and Deidentified Data cannot practicably be read or reconstructed, and (Z) ensuring the destruction or erasure of electronic media containing Borrower Information or Deidentified Data so that the Borrower Information and Deidentified Data cannot practicably be read or reconstructed, (iv) if the transfer pursuant to subsection (iii) above is not enforceable, agrees to immediately grant to FMC, and hereby grants to FMC, an unlimited, perpetual, exclusive, transferable and irrevocable royalty-free license to any and all Borrower Information and Deidentified Data, including all such Borrower Information and Deidentified Data that comes into existence after the date of Breach and (v) shall immediately provide irrevocable instruction to each servicer of the Student Loans to send to FMC (and not to Owner or any of its Affiliates) all monthly reports relating to the Student Loans provided by such servicers.  The parties agree that the provisions of this Section 5.9(b) are necessary for the protection of the business and goodwill of FMC and are considered by Owner to be reasonable for such purpose.

(c)                                  This Section 5.9 shall survive any termination or assignment of this Agreement.

5.10                           Assignment.  FMC may not assign this Agreement without the consent of the Owner, such consent not to be unreasonably withheld.  The Owner may assign this Agreement upon the execution and delivery of an Assignment and Assumption Agreement by the assignee.  Nothing herein shall restrict the ability of FMC to use and disclose the Updates, if otherwise permitted by Applicable Law.

5.11                           Survival.  Sections 2.3, 2.4, 5.1 and 5.9 shall survive the termination of this Agreement and the Asset Services Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Data Sharing and License Agreement as of the date first above written.

VCG OWNERS TRUST

By: VCG Securities LLC, as Sponsor and
Beneficial Owner

By:	/s/ Donald S. Uderitz
Name:	Donald S. Uderitz
Title:	Member and Manager

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Gary F. Santo, Jr.
Name:	Gary F. Santo, Jr.
Title:	Managing Director